SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Rule 12g-3(a))

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2006

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-51462	20-3174202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

13590 Ballantyne Corporate Place, Unit 325, Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 341-1516

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 1, 2006, the Board of Directors of Chelsea Therapeutics International, Ltd. (the “Company”) approved an amendment to the Company’s 2004 Stock Plan to increase the number of shares reserved for issuance thereunder by 100,000 shares, from 1,496,432 shares to 1,596,432 shares. No other changes were made to the 2004 Stock Plan.

A copy of the 2004 Stock Plan, as amended, is attached as Exhibit 10.4 and a description of the 2004 Stock Plan can be found in our Prospectus filed pursuant to 424(b)(3) on September 1, 2005.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description of Document	Registrant’s Form	Dated	Exhibit Number	Filed Herewith
10.4	Chelsea Therapeutics International, Ltd. 2004 Stock Plan, as amended February 1, 2006, and forms of Notice of Stock Option Grant and Stock Option Agreement				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

Date: February 3, 2006	/s/ J. Nick Riehle
J. Nick Riehle, Chief Financial Officer